UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2011

IFLI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Gateway Boulevard, Suite 220, Boynton Beach, FL	33426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-2367 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 1, 2011, we dismissed Rothstein, Kass & Company, P.C. as our independent registered public accounting firm and engaged Webb & Company, P.A. as our independent registered public accounting firm. Rothstein, Kass & Company, P.C. has served as our independent registered public accounting firm since January 14, 2004 and audited our financial statements for the years ended December 31, 2010, 2009, 2008, 2007, 2006, 2005, 2004 and 2003. The dismissal of Rothstein, Kass & Company, P.C. was approved by our board of directors on November 1, 2011. Rothstein, Kass & Company, P.C. did not resign or decline to stand for re-election.

Neither the report of Rothstein, Kass & Company, P.C. dated March 28, 2011 on our balance sheets as of December 31, 2010 and 2009 and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2010 and 2009 nor the report of Rothstein, Kass & Company, P.C. dated April 12, 2010 on our balance sheets as of December 31, 2009 and 2008 and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2009 and 2008 contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts on our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Rothstein, Kass & Company, P.C. we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Rothstein, Kass & Company, P.C. would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Webb & Company, P.A. (1) neither we nor anyone on our behalf consulted Webb & Company, P.A. regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Webb & Company,P.A. did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Rothstein, Kass & Company, P.C. with a copy of this Current Reportprior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Rothstein, Kass & Company, P.C. is filed as Exhibit 16.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated November 4, 2011 from Rothstein, Kass & Company, P.C. *

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFLI ACQUISITION CORP.

Date: November 7, 2011	By:	/s/ Brian S. John
Brian S. John, Chief Executive Officer and President